UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2023

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Reston Metro Plaza, 10TH Floor
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
(d) Election of Director
On September 6, 2023, the Board of Directors (the "Board") of Comstock Holding Companies, Inc. (the “Company”) voted to increase the size of the Board from seven to eight directors and appointed David P. Paul to serve as a Class II independent director and a member of its Compensation Committee, effective immediately. Mr. Paul's initial term will expire at the Company’s 2024 Annual Meeting of Stockholders.

Mr. Paul is a seasoned real estate executive and former President and Chief Operating Officer of JBG SMITH (NYSE: JBGS), a publicly traded real estate investment trust. He served in that position from 2017 until his retirement in 2023, and his responsibilities included oversight of strategy, investments, development, and operations of the firm. Mr. Paul previously served as a Managing Partner at JBG, the commercial real estate developer and real estate private equity firm that was the predecessor entity to JBG SMITH. He joined JBG in 2007 and played a pivotal role in JBG’s growth and transition into a public company in 2017. Mr. Paul began his career at Bain & Co. before beginning his 35-year career in real estate development and investment that has included both domestic and international properties. Mr. Paul currently serves on the Board of Trustees of Dartmouth-Hitchcock Health. Mr. Paul holds a bachelor’s degree from Vanderbilt University and an MBA from the Tuck School of Business at Dartmouth.
Mr. Paul will be compensated on a pro-rated basis for his service on the Board in accordance with the Company’s compensation program for non-employee directors, as set forth on page 9 of the Company’s definitive Proxy Statement filed on May 1, 2023.
There is no other arrangement or understanding between Mr. Paul and any other person pursuant to which he was selected as a director of the Company. The Company has not engaged in any transaction in which Mr. Paul had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the appointment of Mr. Paul is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information, including Exhibit 99.1, in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Comstock Holding Companies, Inc. press release, dated September 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: September 7, 2023	By:	/s/ CHRISTOPHER CLEMENTE
Christopher Clemente Chairman and Chief Executive Officer